==============================================================================



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                ---------------

                                   FORM 8-K

                                CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934



                                ---------------


               Date of Report (Date of earliest event reported):
                                January 2, 1997



                                 ALRENCO, INC.
            (Exact name of registrant as specified in its charter)



          Indiana                      0-27490                 35-1480655
(State or other jurisdiction       (Commission File           (IRS Employer
     of incorporation)                  Number)            Identification No.)



1736 E. Main Street, New Albany, Indiana                        47150
(Address of principal executive offices)                      (Zip Code)

                                (812) 949-3370
             (Registrant's telephone number, including area code)



                                Not Applicable
         (Former name or former address, if changed since last report)


==============================================================================

Item 2.   Acquisition or Disposition of Assets.
          ------------------------------------

     On January 2, 1997 (the "Closing Date"), pursuant to an Asset Purchase Agreement of the same date (the "Agreement"), Alrenco, Inc. ("Alrenco") acquired substantially all of the assets of Fastway, Inc., an Arkansas corporation ("Fastway"), for $11.9 million (the "Purchase Price"). The acquired assets included all assets used and maintained in the operation of the acquired rental-purchase stores, including without limitation, customer contracts, rental inventory, leasehold improvements, equipment, vehicles, furniture, fixtures and supplies. The Purchase Price was determined based upon a multiple of revenues generated by the acquired rental-purchase stores. The Purchase Price was paid in cash on the Closing Date, which Alrenco funded from the proceeds of its secondary public offering of shares of common stock in September 1996 and an existing credit facility with Star Bank, N.A.

     Fastway, based in Little Rock, Arkansas, operates 28 rental-purchase stores in Arkansas (20), Mississippi (4), Missouri (3) and Texas (1). These stores generally offer durable consumer goods such as televisions, video cassette recorders, stereos, refrigerators, appliances, furniture and accessories, to individuals under flexible rental-purchase arrangements.

     Pursuant to the Agreement, each of William Charles Cloud and Sherry Cloud, the sole shareholders of Fastway, entered into a Noncompetition Agreement with Alrenco. The Noncompetiton Agreements, among other things, prohibit each individual from competing with Alrenco or an affiliated company until January 2, 2002.

     No material relationships existed between Fastway, William
Charles Cloud, Sherry Cloud or any other affiliate of Fastway and Alrenco or any director or officer of Alrenco.


Item 7.   Financial Statements and Exhibits.
          ---------------------------------

(a)  Financial Statements.
     --------------------

     Financial statements of Fastway required by this Item will be filed as an amendment to this report within 60 days after the required filing date of this report.

(b)  Pro Forma Financial Information.
     -------------------------------

     The required pro forma financial information relating to the transaction described in Item 2 above will be filed as an amendment to this report within 60 days after the required filing date for this report.

(c)  Exhibits.
     --------

     The following exhibit is filed as a part of this report:

Exhibit
Number              Description of Exhibit
-------             ----------------------

   2      --   Asset Purchase Agreement, dated January 2, 1997,
               between Alrenco, Inc. and Fastway, Inc.*

----------------

* All exhibits and schedules to the Asset Purchase Agreement filed as an exhibit to this report are omitted. The registrant will furnish supplementally copies of all omitted exhibits and schedules to the Commission upon request.

                           Signatures
                           ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 15, 1997



                              ALRENCO, INC.



                              By: /s/ Theodore H. Wilson
                                 --------------------------------
                                 Theodore H. Wilson
                                 Executive Vice President and
                                   Chief Financial Officer

=================================================================









                    ASSET PURCHASE AGREEMENT

                             BETWEEN

                          ALRENCO, INC.

                               and

                          FASTWAY, INC.

                  *  *  *  *  *  *  *  *  *  *

                  Closing Date: JANUARY 2, 1997












=================================================================

     This ASSET PURCHASE AGREEMENT (this "Agreement") is entered into this 2nd day of January, 1997, by and between ALRENCO, INC. (the "Buyer"), an Indiana corporation, and FASTWAY, INC., an Arkansas corporation (the "Seller") to be effective at 12:00:01 a.m. on January 2, 1997, (the "Closing Date").

                     PRELIMINARY STATEMENTS:

     The Seller is engaged in the business of operating rental-purchase stores which offer consumer merchandise to individuals under rental-purchase agreements.

     The Seller desires to sell and the Buyer desires to purchase all of the Seller's assets and business, including, but not limited to, its current rental purchase contracts, vehicles, computer equipment, furnishings, and idle inventory located in its stores and headquarters office.

     In consideration of the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

            ARTICLE  I.  PURCHASE AND SALE OF ASSETS
            ----------------------------------------

     SECTION 1.1   Assets to be Transferred.  Upon the terms and
                   ------------------------
subject to the conditions set forth in this Agreement, on the Closing Date the Seller shall transfer to the Buyer all of its right, title, and interest to the business, property, and assets, including, but not limited to, (i) customer rental-purchase contracts including all rental, rental-purchase and rent-to-own agreements providing for the rental to customers of furniture, appliances, equipment and other personal property, (the "Rental Contracts"); (ii) accounts, NSF checks, notes, products, rents, trade and other receivables of the Rental Contracts; (iii) files, reports, records, account histories pertaining to the Rental Contracts; (iv) rental inventory, idle inventory and warehouse inventory at the Stores or any warehouse locations; (v) business equipment at the Stores including, but not limited to, computer hardware and computer equipment, systems and processes, machines, machinery, service parts, service equipment, telephone equipment, furniture, fixtures, tools, supplies; (vi) real estate leases for the location of the Stores; (vii) vehicles; (viii) telephone, fax and yellow page numbers for the Stores; (ix) yellow page and other advertising; and (x) any and all trade names, registered or not, (collectively the "Transferred Assets") owned by the Seller in it's headquarters office and stores in the states of Arkansas, Mississippi, Missouri, and Texas, which are listed on Schedule 1.1, (the "Stores").

     SECTION 1.2   Excluded Assets.  Notwithstanding any
                   ---------------
provision of this Agreement to the contrary, there shall be excluded from the Transferred Assets and retained by the Seller the following assets (i) all bank balances, sales and income tax reserves and store receipts up to the Closing Date; (ii) contracts pursuant to which an early purchase option has been exercised; (iii) refunds of expenses for insurance, yellow pages, and advertising which were prepaid by Seller and applicable to actions or time periods of or subsequent to the Closing Date; (iv) all contracts, arrangements and understandings which are not capable of being transferred or assigned; (v) personal office furniture and equipment of Charles Cloud located in Seller's headquarters office and personal residence of Charles Cloud; (vi) tax and insurance refunds and purchasing rebates relating to actions or time periods prior to the Closing Date; (vii) drop payments made before store opening on the Closing Date; and (viii) Mercedes and Lexus automobiles and the leases therefor, (collectively, the "Excluded Assets").

     SECTION 1.3   Fixed Assets.  Schedule 1.3 sets forth all of
                   ------------   ------------
the Seller's fixed assets, whether owned or leased. Except as shown on Schedule 1.3, the Seller has good and marketable title
         ------------
to all of its fixed assets, free and clear of all claims, liens, mortgages, charges and encumbrances. All of the Seller's fixed assets, whether owned or leased, are adequate and usable for the purposes for which they are currently used, are in good operating condition and repair and have been properly maintained.

     SECTION 1.4   Motor Vehicles.  Schedule 1.4 sets forth all
                   --------------   ------------
of the Seller's vehicles, including the year, make, model, vehicle identification number and location of each. Such vehicles are mechanically sound and in a condition to perform in a manner needed for the operation of the business and in compliance with all applicable statutes, ordinances and regulations, including, without limitation, those related to safety in each case ordinary wear and tear accepted. Except as shown on Schedule 1.4, the
                                            ------------
Seller has good and marketable title to all of its vehicles and equipment, free and clear of all claims, liens, mortgages, charges and encumbrances.

     SECTION 1.5   Rental Contracts. Seller will provide Buyer a
                   ----------------
list of the Rental Contracts as of the Closing Date which will be attached hereto as Schedule 1.5. There are no known facts or
                   ------------
circumstances which would materially impair the validity or collectability of the rental due under any Rental Contracts. The forms of Rental Contracts used by the Seller comply as to form (including, without limitation, any instructions, procedures or policies relating to the completion and processing of such Rental Contracts) with all applicable laws, in all material respects, in each case including but not limited to disclosure, billing, form, content, manner of preparation and execution.

     SECTION 1.6   Inventory.  The Seller will provide Buyer an
                   ---------
itemized list, as of the Closing Date, of all of the Seller's rental inventory, idle inventory and inventory merchandise ordered but not yet received showing the date of purchase, the supplier, the cost, description of each item sufficient to identify it to the Buyer, and the location of each item, which will be attached hereto as Schedule 1.6. Except for Inventory to
                           ------------
be serviced, which shall not exceed two percent (2%) of total Inventory, to Seller's knowledge, the Inventory of the Seller is in good, merchantable and usable condition, ordinary wear and tear excepted, and is reflected on the books and records of the Seller at the lower of cost or market value.

     SECTION 1.7.  Real Estate Leases.  Schedule 1.7 sets forth a
                   ------------------   ------------
description of each agreement by which the Seller leases each parcel of real property (the "Leased Parcels") used in connection with the business (the "Leases"). As of the Closing Date, Seller will have delivered to the Buyer true, correct and complete copies of all the Leases. The Seller and, to Seller's knowledge, each other party thereto has performed all the obligations required to be performed by it, has received no notice of default and to Seller's knowledge, is not in default, with due notice or lapse of time or both, under any of the Leases. The Seller does not have any present expectation or intention of not fully performing all its obligations under each of the Leases, and Seller has no knowledge of any breach or anticipated breach by the other party to any of the Leases. None of the Leases have been terminated; no notice has been given by any party thereto of any alleged default by any party thereunder; and Seller is not aware of any intention or right of any party to declare another party to any of the Leases to be in default. There exists no actual or, to the best knowledge of Seller, threatened termination, cancellation or limitation of the business relationship of the Seller with any party to any of the Leases. Buyer shall assume responsibility for the Leases effective January 1. 1997, and for obtaining Landlord's consent to the assignment of said Leases.

     SECTION 1.8   Intellectual Properties.  Schedule 1.8
                   -----------------------   ------------
contains an accurate and compete list of all trade names used by the Seller. To Seller's knowledge, no domestic and foreign letters patent, patents, patent applications, patent licenses, software licenses and know-how licenses, trade names, trademarks, copyrights, unpatented inventions, service marks, trademark registrations, and applications, service mark registrations and applications and copyright registrations and applications is owned or used by the Seller in the operation of the Business. There have not been and are no pending or, to Seller's knowledge, threatened proceedings or litigation or other adverse claims affecting or with respect to the trade names. To Seller's knowledge there is no reasonable basis upon which a claim may be asserted against the Seller for infringement of any domestic or foreign letters patent, patents, patent applications, patent licenses and know-how licenses, trade names, trademark registrations and applications, common law trademarks, service marks, service mark registrations or applications copyrights, copyright registrations or applications, trade secrets or other confidential proprietary information.

     SECTION 1.9   Consideration for the Transferred Assets.  In
                   ----------------------------------------
consideration for the transfer of the Transferred Assets, upon the terms and subject to the conditions set forth in this Agreement, the Buyer shall assume the Assumed Liabilities pursuant to Section 1.10 hereof and shall pay to the Seller a sum equal to twelve times the average of rental fees, related fees, and club/waiver income, excluding cash sales, but not early payouts, and sales/use taxes, for the months of October, November, and December 1996, (the "Purchase Price").

     SECTION 1.10  Assumption of Liabilities.  (a) Buyer will (i)
                   -------------------------
perform all obligations required to be performed by and in the manner set forth in the Rental Contracts, (ii) assume the leases and the outstanding indebtedness on those motor vehicles listed on Schedule 1.4, (iii) assume the Leases listed on Schedule 1.7,
(iv) assume bills listed on Schedule 1.6 for merchandise ordered but not yet received, (v) be responsible for all utility, telephone, yellow page and advertising expenses, taxes, and other fees and costs, whether prepaid or yet to be charged, related to obligations and time periods of and subsequent to the Closing Date, and (vi) assume all obligations under the Contracts set forth on Schedule 2.12. (b) Seller shall be responsible for utility, telephone, and advertising expenses, taxes, and other fees and costs arising related to obligations and time periods prior to the Closing Date. (c) Buyer is purchasing the Transferred assets free and clear of liabilities not specifically assumed by Buyer in this Agreement.

     SECTION 1.11  Disbursement of Funds.  (a) On the Closing
                   ---------------------
Date the Buyer shall pay the Seller, by wire transfer or certified funds, a sum equal to ninety percent (90%) of the Purchase Price plus the amount of the Purchase Price allocated to William Charles Cloud and Sherry Cloud for execution of Non Competition Agreements to Buyer. (b) Upon the earlier of thirty
(30) days or the release of record of all pending and valid UCC or other liens secured by the Transferred Assets Buyer will disburse to Seller one-half (1/2) of the funds held by Seller and not disbursed to Seller at closing. (b) Sixty (60) calendar days subsequent to the Closing Date the Parties shall complete a reconciliation regarding the Purchase Price, the proration of Assumed Liabilities as mutually agreed to in writing by the Buyer and Seller, and the payment of any pending and valid UCC or other liens at which time Buyer shall disburse to Seller the remaining balance of the Purchase Price plus or minus the amount determined by the reconciliation.

     SECTION 1.12  Allocation of Purchase Price.  Within sixty
                   ----------------------------
(60) calendar days subsequent to the Closing Date the parties shall mutually agree on the allocations of the considerations paid and the liabilities assumed by Buyer pursuant to Sections
1.9 and 1.11 among the Transferred Assets purchased. The Seller and Buyer hereby covenant and agree that none of them will take a position on any income tax return, before any governmental agency, or in any judicial proceeding that is in any way inconsistent with the agreed upon allocation. Each party shall duly and timely file Form 8594 with its appropriate tax returns.

      ARTICLE II.  REPRESENTATIONS AND WARRANTIES OF SELLER
      -----------------------------------------------------

     As an inducement to the Buyer to enter into this Agreement and to consummate the transactions contemplated hereby, Seller represents and warrants to the Buyer as follows:

     SECTION 2.1   Organization and Qualification.  Seller is a
                   ------------------------------
corporation duly organized, validly existing and in good standing under the laws of the state of Arkansas and qualified to do business in Mississippi, Missouri, and Texas. The nature of the business or the Transferred Assets does not require the Seller to be licensed or qualified in any other jurisdiction.

     SECTION 2.2   Corporate Power and Authority.  The Seller (a)
                   -----------------------------
has the corporate power and authority to execute, deliver and perform this Agreement, the Exhibits and the Schedules hereto and the other documents and instruments contemplated hereby (collectively, the "Documents") and to consummate the transactions contemplated hereby and thereby, and (b) has taken all necessary corporate and shareholder action to authorize and approve the execution, delivery and performance of the Documents and the consummation of the transactions contemplated hereby and thereby.

     SECTION 2.3   Validity.  Neither the execution and delivery
                   --------
of the Documents, the consummation of the transaction contemplated hereby or thereby, nor the performance of the Documents in compliance with the terms and conditions hereof and thereof by the Seller will (i) violate, conflict with or result in any breach of any trust agreement, Articles of Incorporation, bylaw, judgment, decree, order, statute or regulation applicable to the Seller, (ii) violate, conflict with or result in a material breach, material default or termination or give rise to any right of termination, cancellation or acceleration of the maturity of any payment date of any of the obligations of the Seller or increase or otherwise materially affect the obligations of the Seller under any law, rule, regulation or any judgment, decree, order, governmental permit, license or order or any of the terms, conditions or provisions of any mortgage, indenture, note, license, agreement or other instrument or obligation related to the Seller or to Seller's ability to consummate the transactions contemplated hereby or thereby, except for such default or rights of termination, cancellation or acceleration which have been disclosed to the Buyer and which waivers or consents shall be the sole responsibility of the Buyer to obtain, with the understanding that Seller will cooperate with and assist Buyer in obtaining any such waivers or consents to the extent reasonably requested by Buyer, (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Seller or (iv) result in the creation of any claim upon the Transferred Assets.

     SECTION 2.4   Subsidiaries and Investments.  The Seller has
                   ----------------------------
no subsidiaries or owns, directly or indirectly, any capital stock or other equity or ownership or proprietary interest in any other corporation, partnership, association, trust, joint venture or other entity.

     SECTION 2.5   Due Diligence Examination.  In response to
                   -------------------------
Buyer's due diligence request, to Seller's knowledge, Seller has provided Buyer with all, and most current version of, existing corporate material and documentation and has identified to Buyer those requested documents which do not exist.

     SECTION 2.6   Absence of Undisclosed Liabilities.  Except as
                   ----------------------------------
set forth on Schedule 2.6, (a) the Seller is not bound by any agreement, or subject to any charter or other corporate restriction or any legal requirement, which has, or in the future can reasonably be expected to have, a material adverse effect on the business or prospects of the Seller; (b) no power of attorney or similar authorization given by the Seller presently is in effect or outstanding; and (c) no contract or agreement to which the Seller is a party or is bound or to which the Seller's properties or assets is subject limits the freedom of the Seller to compete in any line of business or with any person.

     SECTION 2.7   Labor and Employee Relations.  The Seller is
                   ----------------------------
not a party to or bound by any collective bargaining agreement with any labor organization, group or association covering any of its employees, and Seller has no knowledge of any attempt to organize the Seller's employees by any person, unit or group seeking to act as their bargaining agent. Except as set forth on
Schedule 2.7, to Seller's knowledge, there are no pending or threatened charges by employees, their representatives or governmental authorities of unfair labor practices or of employment discrimination or of any other wrongful action with respect to any aspect of employment of any person employed or formerly employed by the Seller. No union representation election relating to employees of the Seller has been scheduled by any governmental agency or authority, no organizational effort is being made with respect to any of such employees, and there is no investigation of the Seller's employment policies or practices by any governmental agency or authority pending or threatened. The Seller is not currently, nor has it been, involved in labor negotiations with any unit or group seeking to become the bargaining unit for any employees of the Seller. The Seller has not experienced any material work stoppages, and to the best knowledge of Seller, no work stoppage is planned.

     SECTION 2.8   Significant Suppliers.  None of Sellers
                   ---------------------
significant suppliers has terminated, materially reduced or threatened to terminate or materially reduce its relationship with the Seller.

     SECTION 2.9   Governmental Approvals.  To the best knowledge
                   ----------------------
of Seller, no registration or filing with, or consent or approval of or other action by, any federal, state, or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Seller as party to this Agreement. Buyer is not familiar with approvals Seller may be required to obtain.

     SECTION 2.10  Compliance with Law; Licenses; Permits.  To
                   --------------------------------------
the best knowledge of Seller, the Seller has complied in all material respects with all laws, ordinances, legal requirements, rules, regulations and orders applicable to it, its operations, properties, assets, products and services. There is no existing law, rule, regulation or order, and the Seller is not aware of any proposed law, rule, regulation or order, whether federal, state or local, which would prohibit or materially restrict the Buyer from, or otherwise materially adversely affect the Buyer in, conducting the business in the manner heretofore conducted by the Seller in any jurisdiction in which the business is now conducted. The Seller possesses all franchises, permits, licenses, certificates and consents required from any governmental or regulatory authority in order for the Seller to carry on its business as currently conducted and to own and operate its properties and assets as now owned and operated.

     SECTION 2.11  Employee Benefits.  (a) Set forth on Schedule
                   -----------------
2.11 is a list of all pension, profit sharing, retirement, deferred compensation, multi-employer (as defined under ERISA), stock purchase, stock option, incentive, bonus, vacation, severance, disability, hospitalization, medical insurance, life insurance, fringe benefit, welfare, and other employee benefit plans, programs or arrangements pursuant to which the Seller or its ERISA Affiliates provides, directly or indirectly, individually or jointly through others, benefits or compensation to or on behalf of employees or former employees of the Seller or its ERISA Affiliates, whether formal or informal, whether or not written ("Employee Plan"). (b) Neither the Seller nor any of its ERISA Affiliates is or has been a participant in, or is or has been obligated to maintain or to make contributions to, a multi-employer plan, within the meaning of ERISA Section 3(37) and ERISA Section 4001(a)(3) or an Employee Plan which is subject to Title IV of ERISA. Neither the Seller nor any ERISA Affiliate has sponsored, contributed to or been obligated under Title I or IV of ERISA to contribute to a "defined benefit plan" as defined in ERISA Section 3(35). (c) For purposes of this Section 2.12, the term "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and the term "ERISA Affiliate" shall mean each trade or business, whether or not incorporated, which together with the Company is treated as a single employer under Section 414(b), (c), (m), (o) or (t).

     SECTION 2.12. Outstanding Contracts.  Except for Rental
                   ---------------------
Contracts, leases on vehicles being transferred and related debts and the Leases, Schedule 2.12 sets forth all contracts, agreements, commitments, licenses and franchises, which involve obligations or commitments by the Seller of One Thousand Dollars ($1,000) or more or are not cancelable by the Seller without penalty within thirty (30) days (collectively "Contracts"), whether written or oral, relating to the Seller. The Seller has delivered or made available to the Buyer true, correct and complete copies of all of the Contracts which are in writing and provided Buyer a complete description of all Contracts which are not in writing. To Seller's knowledge, all of the Contracts are in full force and effect and enforceable in accordance with their terms, except to the extent that the enforceability thereof may be subject to or affected by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws relating to or affecting the rights of creditors generally. The Seller has materially performed all the obligations required to be performed by it, has received no notice of default and is not in default, with due notice or lapse of time or both, under any of the Contracts. The Seller has no present expectation or intention of not fully performing all its obligations under each of the Contracts, and Seller has no knowledge of any breach or anticipated breach by the other party to any of the Contracts to which the Seller is a party. None of the Contracts has been terminated; to Seller's knowledge, no notice has been given by any party thereto of any alleged default by any party thereunder; and Seller is not aware of any intention or right of any party to declare another party to any of the Contracts to be in default. There exists no actual or, to the best knowledge of Seller, threatened termination, cancellation or limitation of the business relationship of the Seller by any party to any of the Contracts. Buyer will honor Seller's contract until said contact expires or until Buyer vacates the location serviced by the MCI contract.

     SECTION 2.13. Proprietary Information of Third Parties.
                   ----------------------------------------
Except as set forth on Schedule 2.13, no third party has claimed or, to Seller's knowledge, has reason to claim that any person employed by or consulting with the Seller ("Related Person") has
(i) violated or may be violating any of the terms or conditions of such person's employment, non-competition or non-disclosure agreement with such third party, (ii) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party, or
(iii) interfered or may be interfering in the employment relationship between such third party and any of its present or former employees. No third party has requested information from the Seller which suggests that such a claim might be contemplated. To Seller's knowledge, no Related Person has employed or proposes to employ any trade secret or any information or documentation proprietary to any former employer and, no Related Person has violated any confidential relationship which such person may have had with any third party, in connection with the development, or sale or any service of the Seller, and the Seller has no reason to believe there will be any such employment or violation.

     SECTION 2.14. Transactions With Affiliates.  Except for the
                   ----------------------------
leasing of real estate to the Seller, no director, officer or shareholder of the Seller, or member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or any member of the family of any such person, has a beneficial interest greater than five percent (5%) or is an officer, director, trustee, partner or holder of any equity interest greater than five percent (5%), is a party to any transaction with the Seller, including any contract, agreement or other arrangement providing for the employment of, furnishing of services by, rental of personal property from or otherwise requiring payments or involving other obligations to any such person or firm.

     SECTION 2.15. Taxes.  All federal, state, local, and
                   -----
foreign tax returns and tax reports required to be filed by the Seller on or before the date hereof have been timely filed with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed and all amounts shown as owing thereon have been paid. All taxes (including, without limitation, income, accumulated earnings, property, sales, use, franchise, value added, fuel, employees' income withholding and social security taxes) which have become due or payable or are required to be collected by the Seller or are otherwise attributable to any periods ending on or before the Closing and all interest and penalties thereon, whether disputed or not, have been paid or will be paid in full or adequately reflected on the Seller's books and records in accordance with generally accepted principles on or prior to the Closing Date. All deposits required by law to be made by the Seller with respect to employees' withholding taxes have been duly made, and as of the Closing Date all such deposits due will have been made.

     SECTION 2.16. Litigation.  Except as set forth on Schedule
                   ----------
2.16, there is no (i) action, suit, claim, proceeding or investigation pending or, to the best knowledge of Seller, threatened against or affecting the Seller (whether or not the Seller is a party or prospective party thereto), at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) arbitration proceeding pending relating to the Seller or (iii) governmental inquiry pending or to Seller's knowledge, threatened against or involving the Seller, and there is no basis for any of the foregoing. The Seller has not received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability or disadvantage which may be material and adverse to the business, prospects, financial condition, operations, property or affairs of the Seller. To Seller's knowledge, there are no outstanding orders, writs, judgments, injunctions, or decrees served upon the Seller by any court, governmental agency or arbitration tribunal against the Seller. To Seller's knowledge, there are no facts or circumstances which may result in institution of any action, suit, claim or legal, administrative or arbitration proceeding or investigation against, involving or affecting the Seller or the transactions contemplated hereby. The Seller is not in default with respect to any order, writ, injunction or decree known to or served upon it from any court or of any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. There is no action or suit by the Seller pending or threatened against others.

     SECTION 2.17  Environmental Matters.
                   ---------------------

     (a)  Compliance.  To Seller's knowledge, the Seller and all
          ----------
Leased Parcels are in compliance with all applicable laws, rules, regulations, orders, ordinances, judgments and decrees of all governmental authorities with respect to all environmental statutes, rules and regulations. The Seller has not received notice of, nor does Seller have knowledge of, any past, present or future events, conditions, circumstances, activities, practices, incidents, actions or plans of the Seller or the Seller's predecessors, either collectively, individually or severally, which may interfere with or prevent continued compliance with, or which may give rise to any common law or legal liability or otherwise form the basis of any claim, action, suit, proceeding, hearing, or investigation, based on or related to the disposal, storage, handling, manufacture, processing, distribution, use, treatment or transport, or the emission, discharge, release or threatened release into the environment, of any Substance. The term "Substance" or "Substances" shall mean any pollutant, hazardous substance, hazardous material, hazardous waste or toxic waste, as defined in any presently enacted federal, state or local statute or any regulation that has been promulgated pursuant thereto. To Seller's knowledge, no part of any of the Leased Parcels has been listed or proposed for listing on the National Priorities List established by the United States Environmental Protection Agency, or any other such list by any federal, state or local authorities.

     (b)  Environmental Substance Liability.  To Seller's
          ---------------------------------
knowledge, no event has occurred or condition exists or operating practice is being employed that could give rise to liability on the part of the Seller, either at the present time or in the future, for any losses, liabilities, damages (whether consequential or otherwise), settlements, penalties, interest, expenses and costs of responses, including any such liability on account of the right of any governmental or private entity or person, and including closure expenses, costs of assessment, containment, removal, or response (other than monitoring or transportation or disposal of materials required to be transported or disposed of in the ordinary course of business consistent with past practice) arising under any rule or federal, state, or local statute, or any regulation that has been promulgated pursuant thereto, or common law, as a result of or in connection with, or alleged to be as a result of or in connection with, the following:

          (1) the handling, storage, use, transportation or disposal of any Substances in or near or from the Leased Parcels;
          (2) the handling, storage, use, transportation or disposal of any Substances by the Seller or its predecessors which Substances were a product, by-product or otherwise resulted from the operations conducted by or on behalf of the Seller or its predecessors;
          (3) any intentional or unintentional emission, discharge or release of any Substances in or near or from facilities into or upon the air, surface water, ground water or land or any disposal, handling, manufacturing, processing, distribution, use, treatment, or transport of such Substances in or near or from facilities by or on behalf of the Seller or its predecessors; or
          (4) the presence of any toxic or hazardous building materials (including but not limited to asbestos or similar substances) in any facilities of the Seller, including but not limited to the inclusion of such materials in the exterior and interior walls, floors, ceilings, tile, insulation or any other portion of building structures.

     (c)  Environmental Permits.  To Seller's knowledge, the
          ---------------------
Seller has obtained and holds all registrations, permits, licenses, and approvals issued by or on behalf of any federal, state or local governmental body or agency if any ("Environmental Permits") that are required in connection with the operation by the Seller of the Leased Parcels, the discharge or emission of Substances by the Seller from the Leased Parcels or the generation, treatment, storage, transpiration, or disposal of any such Substances by the Seller. To Seller's knowledge, such Environmental Permits are currently effective and sufficient for the operation of the Leased Parcels and the business of the Seller as currently conducted and intended to be conducted. To Seller's knowledge, the Seller is in compliance with all terms and conditions of the Environmental Permits, and is also in compliance with all other limitations, restrictions, conditions standards, prohibitions, requirements, obligations, schedules, and timetables contained in those laws or provisions or contained in any regulation code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder and applicable to the Seller.

     SECTION 2.18  Product Liability. The Seller has not given or
                   -----------------
made any express warranties to third parties with respect to any products rented or sold by it except for dealer warranties and the warranties imposed by the provisions of the applicable law. To Seller's knowledge, there is no fact or event forming the basis of a claim against the Seller for product liability on account of any express warranty.

     SECTION 2.19  Broker's or Finder' Fees.  No agent, broker,
                   ------------------------
person or firm acting on behalf of Seller is, or will be, entitled to any commission or broker's or finder's fees from of the Seller or from any person controlling, controlled by or under common control with the Seller in connection with any of the transactions contemplated herein.

     SECTION 2.20  Disclosure.  To Seller's knowledge, all
                   ----------
Documents delivered or to be delivered by or on behalf of the Seller in connection with this Agreement and the transactions contemplated hereby are true, complete and correct. To Seller's knowledge, neither this Agreement, nor any of the other Documents contains any untrue statement of a material fact or omits a material fact necessary to make the statements made by Seller herein or therein, in light of the circumstances in which materially and adversely affects the business. prospects or financial condition of the Seller or its properties or assets, which has not been set forth in the Documents.

     SECTION 2.21  Certain Practices.  Neither the Seller, nor to
                   -----------------
Seller's knowledge, any of its directors or officers, or to Seller's knowledge, its employees have, directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity, made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; established or maintained any unlawful or unrecorded fund of corporate monies or other assets; made any false or fictitious entry on the books or records of the Seller or any subsidiary; made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment; given any favor or gift which is not deductible for federal income tax purposes; or made any bribe, kickback, or other payment of a similar or comparable nature, whether lawful or not, to any person or entity, private or public, regardless of form, whether in money, business or to obtain special concessions, or to pay for favorable treatment for business secured or for special concessions already obtained.

      ARTICLE III.  REPRESENTATIONS AND WARRANTIES OF BUYER
      -----------------------------------------------------

     As an inducement to the Seller to enter into this Agreement and to consummate the transactions contemplate hereby, the Buyer represents and warrants to the Seller as follows:

     SECTION 3.1   Organization.  The Buyer is a corporation duly
                   ------------
organized, validly existing and in good standing under the laws of the State of Indiana and is duly qualified to transact business as a foreign corporation in each jurisdiction in which the failure to so qualify would have a material adverse impact on the Buyer's ability to purchase the business pursuant to this Agreement and perform its obligations under this Agreement.

     SECTION 3.2   Corporate Power and Authority.  The Buyer has
                   -----------------------------
the corporate power and authority to execute, deliver and perform this Agreement and the other Documents. The execution, delivery and performance of the Documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby have been duly authorized and approved by all necessary corporate action of the Buyer. The Documents to be executed and delivered by the Buyer have been duly executed and delivered by, and constitute the legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with their terms.

     SECTION 3.3   Validity.  Neither the execution and delivery
                   --------
by the Buyer of this Agreement and the other Documents, the consummation by the Buyer of the transactions contemplated hereby or thereby, nor the performance by the Buyer of this Agreement and such other agreements in compliance with the terms and conditions hereof and thereof will (i) violate, conflict with or result in any breach of any trust agreement, articles of incorporation, bylaw, judgment, decree, order, statute or regulation applicable to the Buyer, (ii) violate, conflict with or result in a breach of or default (or give rise to any right of termination, cancellation or acceleration) under any law, rule or regulation or any judgment, decree, order, governmental permit, license or order or any of the terms, conditions or provisions of any mortgage, indenture, note, license, agreement or other instrument to which the Buyer is a party, or (iii) violate any order, writ, injunction, decree statute, rule or regulation applicable to the Buyer.

     SECTION 3.4   Broker's or Finder's Fees.  No agent, broker,
                   -------------------------
person or firm acting on behalf of the Buyer is, or will be, entitled to any commission or broker's or finder's fees from the Buyer, or from any person controlling, controlled by or under common control with the Buyer, in connection with any of the transactions contemplated herein.

     SECTION 3.5   Disclosure.  All Documents delivered or to be
                   ----------
delivered by or on behalf of the Buyer in connection with this Agreement and the transactions contemplated hereby are true, complete and correct. Neither this Agreement, nor any of the other Documents contains any untrue statement of a material fact or omits a material fact necessary to make the statements made by Buyer herein or therein, in light of the circumstances in which made, not misleading. There is no fact known to the Buyer which may have a material adverse effect on the Buyer's ability to pay its obligations under this Agreement, which has not been set forth in the Documents.

     SECTION 3.6   Governmental Approvals.  To the best knowledge
                   ----------------------
of Buyer, no registration or filing with, or consent or approval of or other action by, any federal, state, or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Buyer as party to this Agreement. Seller is not familiar with approvals Buyer may be required to obtain.

     SECTION 3.7   Compliance with Law; Licenses; Permits.  To
                   --------------------------------------
the best knowledge of Buyer, the Buyer has complied in all material respects with all laws, ordinances, legal requirements, rules, regulations and orders applicable to it, its operations, properties, assets, products and services. The Buyer possesses all franchises, permits, licenses, certificates and consents required from any governmental or regulatory authority in order for the Buyer to carry on its business as currently conducted and to own and operate its properties and assets as now owned and operated.


              ARTICLE IV.  COVENANTS AND AGREEMENTS
              -------------------------------------

     SECTION 4.1   Cooperation.  Each of the parties hereto shall
                   -----------
use their best efforts in good faith to perform and fulfill all conditions and obligations to be fulfilled or performed by it hereunder to the end that the transactions contemplated hereby will be fully and timely consummated.

     SECTION 4.2   Best Efforts.  The Seller and Buyer shall use
                   ------------
their best efforts to procure upon reasonable terms and conditions all consents and approvals, completion of all filings, all registrations and certificates, and satisfaction of all other requirements prescribed by law which are necessary for the consummation of the transactions contemplated by this Agreement. Prior to the Closing Date, the Seller will use its best efforts to preserve its relationships with its employees, customers, suppliers, and others having business relationships with the Seller.

     SECTION 4.3   Taxes and Tax Returns.  All transfer taxes,
                   ---------------------
and sales or use taxes, if any, payable by reason of the transfer or delivery of the Transferred Assets shall be borne and paid by the Buyer. The Seller shall cause to be prepared and timely filed, at its sole expense, all of its required tax returns for all periods up to and including the Closing Date. The Seller shall be responsible for the payment of, and will indemnify, defend and hold the Buyer harmless against all taxes due or assessed which relate to the operations of the Business for all periods up to and including the Closing Date.

     SECTION 4.4   Payment of Liabilities.  Except for the
                   ----------------------
Assumed Liabilities, the Seller shall pay and satisfy in full all of its other obligations and liabilities, of any nature whatsoever, which accrue prior or subsequent to the Closing Date.

     SECTION 4.5   Preservation of Business.  Seller shall use
                   ------------------------
its best efforts to preserve the possession and control of all of its Transferred Assets.

     SECTION 4.6   Electronic Data Transfer.  The Seller shall
                   ------------------------
cooperate with the Buyer and use its best efforts to make an electronic data transfer of information, data and records used or useful in the record keeping with the Seller's software vendor.

     SECTION 4.7   UCC Termination Statements.  The Seller shall
                   --------------------------
cause all valid and existing UCC-1 Financing Statements secured by the Transferred Assets to be duly and validly terminated in accordance with all applicable state laws within sixty (60) days following the Closing Date.

     SECTION 4.8   Employees and Employee Benefits.  (a) As of
                   -------------------------------
the Closing Date the Seller shall terminate and/or accept the resignations of employment from all employees who currently employed by the Seller in the Stores. (b) The Buyer will extend offers of employment to substantially all of the Store employees of the Seller, but not those employed and working in the headquarters office. (c) Any of Seller's employees who are subsequently hired by Buyer will be considered new employees of the Buyer and will have only the same benefits and rights as any other new employee of the Buyer. (d) The Buyer shall have no obligation or liability of any kind or nature for any compensation or benefits of any kind or nature to the employees or consultants of the Seller for services rendered prior to the Closing Date. The Seller will maintain the benefits in full force and effect through the Closing Date. The Buyer shall have no obligation or liability of any kind or nature to the employees or consultants of the Seller for services rendered prior to the Closing Date.

     SECTION 4.9   Bulk Sales Waiver.  The parties hereto agree
                   -----------------
to waive compliance with all applicable Bulk Sales or Bulk Transfers Acts, laws or statutes. The Seller further covenants that in the event any inventory vendor or similar creditor judicially challenges the transfer and sale of the Transferred Assets to Buyer under any applicable bulk sales statutes, in connection with any obligations arising as a result of the operation of the business prior to the Closing Date, and thereby, asserts a lien against the Transferred Assets, the Seller shall take reasonable steps to satisfy the claims of any such creditor or to litigate that dispute to a successful conclusion.

     SECTION 4.10  Auditor Statements.  Seller agrees that if
                   ------------------
subsequent to closing, SEC rules require audited financial statements of the Seller, it agrees to fully cooperate with agents of Buyer, at Buyer's expense, to expedite the completion of the audit.

     SECTION 4.11  Non-Competition.  The Seller agrees that for
                   ---------------
the period commencing on the Closing Date and ending five (5) years from the date thereof , the Seller shall not, without the prior written consent of Buyer, in any manner, directly or indirectly, (i) engage in, have benefit of, guaranty the repayment of any funds by, or render services of any executive, advertising, marketing, sales, administrative, supervisory, engineering, computer program or system development, maintenance or consulting nature to any business conducting operations in Arkansas, Mississippi, Missouri, or Texas which is competitive with the business activities being directly engaged in by the Buyer as of the Closing Date, or (ii) solicit to employ, on its own behalf or on behalf of any other person, firm or corporation, any person who was employed by the Buyer and who has not thereafter ceased to be employed by the Buyer or a Related Company for a period of at least one year. The term "Related Company" shall mean Alrenco, any subsidiary of Alrenco or any other corporation, twenty percent (20%) of whose stock is owned by Alrenco, and any other corporation owning at lease twenty percent (20%) of the capital stock of Alrenco, any subsidiary thereof, and any successor to any of them. Notwithstanding anything contained herein to the contrary, the Seller shall not be prohibited from owning, directly or indirectly, up to five percent (5%) of the outstanding equity interest of any company, which is in competition with Alrenco and the stock of which is publicly traded.

     SECTION 4.12  Necessary Actions.  At any time and from time
                   -----------------
to time after the Closing Date, at the request of the Buyer or Seller and without further consideration, the Seller or Buyer, respectively, shall execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation as may be reasonably requested in order to more effectively carryout the transactions contemplated by this Agreement.


        ARTICLE V.  CONDITIONS TO THE BUYER'S OBLIGATION
        ------------------------------------------------

     The obligation of the Buyer to pay the consideration to the Seller and to consummate the other transactions contemplated hereby is subject to the satisfaction, on or before the Closing Date, of the following conditions each of which is waived by the Buyer if not completed prior to or on the Closing Date.

     SECTION 5.1   Consents.  All requisite governmental
                   --------
approvals identified on and consents of third parties identified by the Seller as required to be received to prevent any material license, permit or agreement relating to the business from terminating prior to its scheduled termination, as a result of the consummation of the transactions contemplated hereby, shall have been obtained and all permits shall, if necessary, be transferred or reissued to the Buyer.

     SECTION 5.2   No Actions, Suits or Proceedings.  As of the
                   --------------------------------
Closing Date, no action, suit, investigation or proceeding brought by any person, corporation, governmental agency or other entity shall be pending or, to the best knowledge of the Seller, threatened, before any court of governmental body (i) to restrain, prohibit, restrict or delay, or to obtain damages or a discovery order in respect of this Agreement or the consummation of the transactions contemplated hereby, or (ii) which has had or may have a materially adverse effect on the condition, financial or otherwise, or prospects of the business. No order, decree or judgment of any court of governmental body shall have been issued restraining, prohibiting, restricting or delaying, the consummation of the transaction contemplated by this Agreement. No insolvency proceeding of any character including without limitation, bankruptcy, receivership, reorganization, dissolution or arrangement with creditors, voluntary or involuntary, affecting the Seller shall be pending, and the Seller shall not have taken any action in contemplation of, or which would constitute the basis for, the institution of any such proceedings.

     SECTION 5.3   Non-Competition Agreements.   All shareholders
                   --------------------------
of the Seller shall have executed and delivered to Buyer, a Non-
Competition Agreement.

     SECTION 5.4   Closing Documents.  The Seller shall have
                   -----------------
delivered all of the resolutions, certificates, documents and instruments required by this Agreement.

     SECTION 5.5   Approval of the Buyer and Its Counsel.  All
                   -------------------------------------
actions, proceedings, consents, instruments and documents required to be delivered by, or at the behest or direction of, the Seller hereunder or incident to its performance hereunder, and all other related matters, shall be reasonably satisfactory as to form and substance to the Buyer and its counsel.

     SECTION 5.6   Due Diligence Store Audit.  The Seller shall
                   -------------------------
conduct an audit and examination of the Seller's Stores and the merchandise and records contained therein, which shall not reveal any information which is materially inconsistent with the documentation, records, information, or representations previously provided or made by Seller to Buyer.

       ARTICLE VI.  CONDITIONS TO THE SELLER'S OBLIGATIONS
       ---------------------------------------------------

     The obligation of the Seller to transfer the Transferred Assets to the Buyer and to consummate the other transactions contemplated hereby is subject to the satisfaction, on or before the Closing Date, of the following conditions each of which is waived by the Seller if not completed prior to or on the Closing
Date:

     SECTION 6.1   No Actions, Suits or Proceedings.  As of the
                   --------------------------------
Closing Date, no action, suit, investigations or proceeding brought by any person, corporation ,governmental agency or other entity shall be pending or, to the knowledge of the parties to this Agreement, threatened, before any court or governmental body to restrain prohibit, restrict or delay, or to obtain damages or a discovery order in respect of this Agreement or the consummation of the transactions contemplated hereby. No order decree or judgment of any court or governmental body shall have been issued restraining, prohibiting, restricting or delaying, the consummation of the transactions contemplated by this Agreement. No insolvency proceeding of any character including without limitation, bankruptcy, receivership, reorganization, dissolution or arrangement with creditors, voluntary or involuntary, affecting the Buyer shall be pending, and the Buyer shall not have taken any action in contemplation of, or which would constitute the basis for, the institution of any such proceedings.

     SECTION 6.2   Closing Documents.  The Buyer shall have
                   -----------------
delivered all of the resolutions, certificates, documents and instruments required by this Agreement.

     SECTION 6.3   Approval of the Seller and Its Counsel.  All
                   --------------------------------------
actions, proceedings, consents, instruments and documents required to be delivered by, or at the behest or direction of, the Buyer hereunder or incident to its performance hereunder, and all other related matters, shall be reasonably satisfactory as to form and substance to the Seller and its counsel.

     SECTION 6.4   Closing Date.   The closing shall be January
                   ------------
2, 1997, at Seller's office in Little Rock, Arkansas, unless mutually agreed otherwise, in writing, by the parties.

    ARTICLE VII.  THE CLOSING AND CERTAIN CLOSING DELIVERIES
    --------------------------------------------------------

     SECTION 7.1   Time and Place of Closing.  Upon the terms and
                   -------------------------
subject to the satisfaction or waiver of the conditions contained in this Agreement, the closing of the transactions contemplated by this Agreement shall take place at Seller's office in Little Rock, Arkansas, on January 2, 1997, unless mutually agreed otherwise, in writing, by the parties.

     SECTION 7.2   Deliveries by the Seller.  At the Closing, the
                   ------------------------
Seller will deliver or cause to be delivered to the Buyer the following:

     (a)  Bill of Sale for the Transferred Assets,
     (b)  An Assignment of Lease for each of the Leases,
     (c) Computer printout of all Rental Contracts as of the Closing Date,
     (d) Computer printout of all idle and rented inventory as of the Closing Date,
     (e)  Certificates of title for vehicles being transferred,
     (f) Leases for vehicles being transferred with leases to be assumed,
     (g) Limited power of attorney for the transfer and registration of vehicles,
     (h) A certificate of the Secretary of the Seller certifying a true, correct, and complete copy of the resolution adopted by the Boards of Directors and Shareholders of the Seller authorizing and approving the execution, performance and delivery of this Agreement and the transactions contemplated by this Agreement,
     (i) The Non-Competition Agreement required from all shareholders,
     (j) Certificates of good standing for the states of Arkansas, Mississippi, Missouri, and Texas.
     (k) All other documents, instruments and writings required to be delivered by the Seller at or prior to the Closing Date pursuant to this Agreement or otherwise required in connection herewith.

     SECTION 7.3   Deliveries by the Buyer.  At the Closing, the
                   -----------------------
Buyer will deliver the following to or for the account of Seller:

     (a)  The payment required by Section 1.12;
     (b)  An Assignment of Lease for each of the Leases ;
     (c) A certificate of the Secretary of the Buyer certifying a true, correct, and complete copy of the resolution adopted by the Boards of Directors and Shareholders of the Seller authorizing and approving the execution, performance and delivery of this Agreement and the transactions contemplated by this Agreement,
     (d) All other documents, instruments and writings required to be delivered by the buyer at or prior to the Closing Date pursuant to this Agreement or otherwise required in connection herewith.

                 ARTICLE VIII.  INDEMNIFICATION.
                 -------------------------------

     SECTION 8.1   Survival.  All representations and warranties
                   --------
in this Agreement and the other Documents shall survive the Closing of the transactions contemplated by this Agreement and any investigation at any time made by or on behalf of any party for a period of two (2) years and all such representations and warranties shall expire on the second anniversary of the Closing Date, except that (a) claims, if any, asserted in writing prior to such second anniversary identified as a claim for indemnification pursuant this Article VIII, and (b) tax or environmental claims arising from the breach of Sections 2.15 and 2.17, respectively, shall survive the closing of the transactions contemplated by this Agreement and for the full period of the applicable statute of limitations.

     SECTION 8.2   Indemnification by Seller.  Subject to the
                   -------------------------
terms herein, the Seller shall indemnify, defend, and hold the Buyer and the respective officers, directors, and employees of Buyer, and their successors and assignees (the "Seller's Indemnitees") harmless from, against and with respect to any claim, liability, obligation, loss, damage, assessment, judgment, legal fee, cost and expense of any kind or character (the "Damages"), arising out of or in any manner incident, relating or attributable to:

     (a) Any material inaccuracy in any material representation or material breach of any material warranty of the Seller contained in this Agreement;

     (b) Any material failure by the Seller to perform or observe, or to have performed or observed, in full any material covenant, material agreement or material condition to be performed or observed by it under this Agreement;

     (c) Reliance by the Buyer on any books or records of the Seller or written information furnished to the Buyer pursuant to this Agreement by or on behalf of the Seller in the event that such books and records or written information are false in some material respect or materially inaccurate; or

     (d) Liabilities or obligations of, or claims against, the Buyer (whether absolute, accrued, contingent or otherwise) relating to, or arising out of, the operation of the business prior to the Closing Date, not otherwise permitted hereunder.

     (e) Valid claims of employees of Seller, general creditor claims, vendor claims and product liability claims arising prior to the closing date, but asserted after the Closing Date and warranty refund and customer damage claims asserted prior to the Closing Date.

     Provided, however, Seller's Indemnitees shall not be entitled to indemnification or offset hereunder until Damages in the total exceed Two Thousand Dollars ($2,000) and then only to the extent of aggregated Damages in excess of Two Thousand Dollars ($2,000). Indemnification Damages, if any, are to be calculated separate from the Purchase Price and not to be an addition to or deduction from the disbursement of the Purchase Price.

     SECTION 8.3   Notice to Seller.  If any of the matters as to
                   ----------------
which the Seller's Indemnitees are entitled to receive indemnification under Section 8.2 should entail litigation with or claims asserted by parties other than the Seller, the Seller shall be given prompt notice thereof and shall have the right, at its expense, to control such claim or litigation upon prompt notice to Buyer of its election to do so. To the extent requested by the Seller, the Buyer, at its expense, shall cooperate with and assist the Seller, in connection with such claim or litigation. Buyer shall have the right to appoint single counsel to consult with and remain advised by the Seller in connection with such claim or litigation. The Seller shall have final authority to determine all matters in connection with such claim or litigation; provided, however, that the Seller
                        --------  -------
shall not settle any third party claim without the consent of the Buyer, which shall not be unreasonably denied or delayed.

     SECTION 8.4   Indemnification by Buyer.  The Buyer shall
                   ------------------------
indemnify, defend, and hold the Seller and its successors and assigns (the "Buyer's Indemnitees") harmless from , against and with respect to any claim, liability, obligation, loss, damage, assessment, judgment, cost and expense of any kind or character (the "Damages"), arising out of or in any manner incident, relating or attributable to:

     (a) Any material inaccuracy in any material representation or material breach of material warranty of the Buyer contained in this Agreement;

     (b) Any material failure by the Buyer to perform or observe, or to have performed or observed, in full, any material covenant, material agreement or material condition to be performed or observed by it under any of the Documents;

     (c) Reliance by the Seller on any books or records of the Buyer or reliance by the Seller on any written information furnished to the Seller pursuant to this Agreement by or on behalf of the Buyer in the event that such books and records or written information are false in some material respect or inaccurate;

     (d)  The failure of Buyer to pay or perform the Assumed
          Liabilities, Contracts, Rental Contracts and Leases subsequent to the Closing Date; or

     Provided, however, Buyer's Indemnitees shall not be entitle to indemnification hereunder until Damages in total exceed Two Thousand Dollars ($2,000) and then only to the extent of aggregate damages in excess of Two Thousand Dollars ($2,000). Indemnification Damages, if any, are to be calculated separate from the Purchase Price and not to be an addition to or deduction from the disbursement of the Purchase Price.

     SECTION 8.5   Notice to the Buyer.  If any of the matters as
                   -------------------
to which the Buyer's Indemnitees are entitled to receive indemnification under Section 8.4 should entail litigation with or claims asserted by parties other than the Buyer, the Buyer shall be given prompt notice thereof an shall have the right, at its expense, to control claim or litigation upon prompt notice to Seller of its election to do so. To the extent requested by the Buyer, the Seller, at its expense, shall cooperate with and assist the Buyer, in connection with such claim or litigation. The Seller shall have the right to appoint single counsel to consult with and remain advised by the Buyer in connection with such claim or litigation. The Buyer shall have final authority to determine all matters in connection with such claim or litigation; provided, however, that the Buyer shall not settle
          --------  -------
any third party claim without the consent of the Seller, which shall not be unreasonably denied or delayed.


                   ARTICLE IX.  MISCELLANEOUS
                   --------------------------

     SECTION 9.1   Knowledge of Seller.  Where any representation
                   -------------------
or warranty contained in this Agreement is expressly qualified by reference to "the Seller's knowledge", "the Seller's knowledge" shall mean the actual knowledge of its Board of Directors and corporate officers or the knowledge they should have acquired in the prudent and reasonable exercise of their duties as to the matters that are the subject of such representations and warranties.

     SECTION 9.2   Knowledge of Buyer.  Where any representation
                   ------------------
or warranty contained in this Agreement is expressly qualified by reference to "the Buyer's knowledge", "the Buyer's knowledge" shall mean the actual knowledge of its Board of Directors and corporate officers or the knowledge they should have acquired in the prudent and reasonable exercise of their duties as to the matters that are the subject of such representations and warranties.

     SECTION 9.3   "Person" Defined.  "Person" Shall mean and
                   ----------------
include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or other department or agency thereof.

     SECTION 9.4   Notices.  All notices, requests, consents and
                   -------
other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other addresses as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) sent by recognized overnight courier, or (iii) sent by registered or certified mail, return receipt requested, postage prepaid.

     If to the Buyer:

          Alrenco, Inc.
          P. O. Box 85
          1736 East Main Street
          New Albany, Indiana  47151-0085
          Attn:  Michael D. Walts, President

     With a copy to:

          Stites & Harbison
          Court House Plaza
          323 East Court Avenue
          Jeffersonville, Indiana 47131
          Attn:  Robert W. Lanum, Esq.

     If to the Seller:

          Charles Cloud
          37 Edgehill
          Little Rock, Arkansas  72207

     With a copy to:

          Cal Donsky, Esq.
          Gardere & Wynne
          3000 Thanksgiving Tower
          Dallas, Texas  75201


All notices, requests, consents and other communications hereunder shall be deemed to have been given (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iii) if sent by registered or certified mail, on the fifth business day following the day such mailing is sent. The address of any party herein may be changed at any time by written notice to the parties.

     SECTION 9.5   Entire Agreement.  This Agreement and the
                   ----------------
other Documents embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in the other Documents shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

     SECTION 9.6   Modification and Amendments.  The terms and
                   ---------------------------
provisions for this Agreement may be modified or amended only by written agreement executed by all parties hereto.

     SECTION 9.7   Assignment/Binding Effect.  Neither this
                   -------------------------
Agreement, nor any right hereunder, may be assigned by any of the parties hereto without the prior written consent of the other parties. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, personal representatives, successors and permitted assigns.

     SECTION 9.8   Parties in Interest.  Nothing in this
                   -------------------
Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

     SECTION 9.9   Governing Law.  THIS AGREEMENT AND THE RIGHTS
                   -------------
AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF INDIANA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLE THEREOF.

     SECTION 9.10  Arbitration.  Any dispute or difference
                   -----------
between the parties hereto arising out of or relating to this Agreement shall be finally settled by arbitration in accordance with the Commercial Rules of the American Arbitration Association by a panel of three (3) qualified arbitrators. The Seller and the Buyer shall each choose an arbitrator and the third shall be chosen by the two (2) so chosen. If either the Seller or the buyer fail to choose an arbitrator within thirty (30) days after notice of the commencement of arbitration or if the two arbitrators fail to choose a third arbitrator within thirty (30) days after their appointment, the American Arbitration Association shall, upon the request of any party to the dispute or difference, appoint the arbitrator or arbitrators to constitute or complete the panel as the case may be. Arbitration proceedings hereunder may be initiated by either the Seller or the Buyer making a written request to the American Arbitration Association, together with any appropriate filing fee, at the office of the American Arbitration Association in Louisville, Kentucky. All arbitration proceedings shall be held in Louisville, Kentucky. Any order or determination of the arbitral tribunal shall be final and binding upon the parties to the arbitration and may be entered in any court having jurisdiction.

     SECTION 9.11  Severability.  In the event that any arbitral
                   ------------
tribunal of competent jurisdiction shall finally determine that any provision, or any portion thereof, contained in this Agreement shall be void or unenforceable in any respect, then such provision shall be deemed limited to the extent that such arbitral tribunal determines it enforceable, and as so limited shall remain in full force and effect. In the event that such arbitral tribunal shall determine any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

     SECTION 9.12  Interpretation.  The parties hereto
                   --------------
acknowledge and agree that: (i) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement, and (ii) the terms and provisions of this Agreement shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.

     SECTION 9.13  Headings and Captions.  The headings and
                   ---------------------
captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect, or be considered in construing or interpreting the meaning or construction of any of the terms or provisions hereof.

     SECTION 9.14  Reliance.  The parties hereto agree that,
                   --------
notwithstanding any right of any party to the Agreement to investigate the affairs of any other party of this Agreement, the party having such right to investigate shall have the right to rely fully upon the representations and warranties of the other party expressly contained herein

     SECTION 9.15  Expenses.  Each party shall pay its own fees
                   --------
and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) incurred in connection with this Agreement and the transactions contemplated hereby whether or not the transaction contemplated hereby are consummated.

     SECTION 9.16  Gender.  All pronouns and any variation
                   ------
thereof shall be deemed to refer to the masculine, feminine, neuter, singular, or plural as the identity of the person or entity or the context may require.

     SECTION 9.17  Publicity.  Except by the mutual agreement
                   ---------
between the Seller and Buyer, no party shall issue any press release or otherwise make any public statement with respect to the execution of, or the transactions contemplated by, this Agreement except as may be required by law.

     SECTION 9.18  Counterparts.  This Agreement  may be executed
                   ------------
in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Buyer and the Seller have each caused this Agreement to be executed by its duly authorized officer all as of the day and year first above written.

                    Buyer:    ALRENCO, INC.


                    By: /s/ Michael D. Walts
                       -------------------------------------
                         Michael D. Walts
                         President


                    Seller:   FASTWAY, INC.


                    By: /s/ William Charles Cloud
                       ------------------------------------
                         William Charles Cloud
                         President